                                  EXHIBIT 23.2
                                  ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 1997, except as to Note 9, which is as of March 25, 1997, which appears on page 17 of the Storm Technology, Inc. Annual Report on Form 10-K for the year ended December 31, 1996.



Price Waterhouse LLP
San Jose, California
July 24, 1997